SCUDDER GROWTH AND INCOME FUND

                                 Class R Shares

                         SUPPLEMENT TO THE STATEMENT OF
                   ADDITIONAL INFORMATION DATED AUGUST 1, 1999

                           --------------------------


The following supplements information found in the "Distributor" section beginning on page 28:

         SIS may in its discretion compensate investment dealers or other financial services firms indirectly through Kemper Distributors, Inc. in connection with the sale of Class R shares of the Fund at net asset value to:

         (i) any purchaser, provided that the amount invested by the purchaser in certain "qualifying funds" totals in the aggregate at least $1,000,000 (the following are "Qualifying Funds," although others may be included at any time:
Class R shares of Scudder Growth and Income Fund, Class R shares of Scudder International Fund, Class R shares of Scudder Large Company Growth Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund, Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Income Trust, Kemper Funds Trust, Kemper Securities Trust, Zurich Money Market Fund, Zurich Government Money Fund, Stable Value II, and Stock Index II);

         (ii) any purchaser providing a Letter of Intent (the "Letter"), which imposes no obligation to purchase or sell additional shares, provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase, to invest at least $1,000,000 in Qualifying Funds over a 24-month period; or

         (iii) certain employer-sponsored retirement plans with 200 or more eligible employees.

         SIS may provide such compensation to investment dealers or other financial services firms up to the following amounts: 1.00% of the net asset value of shares sold on amounts of up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, SIS will consider the cumulative amount invested by the purchaser in Qualifying Funds.


October 15, 1999